INDEPENDENT CLIENT SERVICE AGREEMENT (ISCA)

     This Agreement is made and entered into by and between OZOLUTIONS, INC. (OTCBB: OZLU) 30 Denver Crescent, Suite 200, Toronto, Canada M2J1G8, telephone number 416-490-0254, fax number 416-495-8625, email: harmuir@aol.com,
                                                           ---------------
(hereinafter "Client") and ALEXANDER & WADE, INC. and Francis A. Zubrowski (hereinafter "Contractor") with principal offices at 8880 Rio San Diego Drive, 8th Floor, San Diego, CA 92108, telephone number 619-209-6049, fax number 619-209-6079, email: faz@theawi.com.
                       --------------

     Whereas, Contractor declares it is engaged in an independent business, and has complied with all federal, state and local laws regarding business permits, insurances and licenses of any kind that may be required to carry out said business and the tasks to be performed under this Agreement. Contractor also declares that it has and does provide similar product or services to other Clients in addition to contract Services provided to Client.

     Whereas, Contractor operates a legitimate business and desires to provide services for Client as set forth herein.

     THEREFORE, IN CONSIDERATION OF THE FOREGOING REPRESENTATIONS AND THE FOLLOWING TERMS AND CONDITIONS, THE PARTIES AGREE:

     1. SERVICES TO BE PERFORMED. Client engages Contractor and Contractor agree to:

          a. Advise, assist in reviewing Client's customer business portfolios and other business assets.

          b. Advise, assist and provide business contacts to Client for possible sale of products.

          c. Advise, assist and provide business management and infrastructure consulting services,

     2. TERMS OF PAYMENT. Client shall pay Contractor for the above described Services, as the same are reasonably and acceptably provided and within five (5) days after receipt of a detailed invoice or billing therefore. Payments are to be made, costs and fees to be reimbursed and prices to he charged as follows until otherwise agreed in writing:

          a. Contractor will receive a NON-REFUNDABLE monthly consultant fee of $15,000 in a cash payment payable on the 1st of each month commencing October 1, 2004. These fees are earned upon receipt of invoice. The payment terms expire on or about December 31, 2004.

          b. Contractor will receive $100.00 from Client for any wire fees and or any returned check(s). Contractor will receive $1,000.00 per month until payments are paid in full (maximum 5 months or $5,000) from Client for any ICSA payment not received within 30 days after the due date,

          c. Contractor will receive a mutually agreed percentage of any new business development procured by Contractor for a period of two years from the date of a signed business agreement between Client and New Customers.

          d.     Conversion  of  Consulting  Fee  of  Client's  Common  Stock If
                 ---------------------------------------------------------------
Applicable.  At the options of the Contractor, any outstanding unpaid consulting
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fee shall he convertible, at any time and from time to time, into such number of fully paid and nonassessable shares of the client's Common Stock by the Conversion Price (as defined below) in effect at the time of conversion. The
Conversion Price at which shares of Common Stock shall be deliverable upon written conversion request by Contractor. Each conversion request shall he less than 5% of the outstanding issued common stock of the corporation. The Conversion Price shall be the lower of (i) 110% of the average Closing Bid Price of the shares of Common Stock for the three (3) trading days immediately preceding the Initial Closing Date (as defined in the Securities Purchase Agreement) or (ii) 75% of the average of the three lowest Closing Bid Prices of the shares of common Stock for the thirty (30) trading days immediately preceding the Conversion Date (as hereinafter defined). For purposes of these Articles of Amendment, the term "Closing Bid


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Price"  means,  for  any  security  as of any date, the closing bid price on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, L.P. ("Bloomberg") or, if applicable, the closing bid price of the Common Stock in the over-the-counter market in the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, then the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. "Trading Day" shall mean any day on which the Corporation's Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded.

     3. EXPENSES AND EXPENSE REIMBURSEMENT. Client shall reimburse Contractor and make payment for requested or necessary pre-approved travel and expenses from Contractor's home base. Any such charges or requests for reimbursement for these agreed charges shall be invoiced and may be paid separately by Client either to Contractor or to the independent supplier for which reimbursement is sought.

     Client shall reimburse contractor a Hiring Fee of $100,000, in the event the Client hires or retains any of the Contractor's consultants or staffs within twelve months from the termination date of this agreement. This fee shall be payable 5 days after the receipt of an invoice.

     CLIENT ACKNOWLEDGES THE CONTRACTOR IS NOT AN ATTORNEY NOR A CERTIFIED PUBLIC ACCOUNTANT OR AN AUDITOR OR A BROKER/DEALER OR A MARKET MAKER. CLIENT MUST SEEK THEIR OWN ATTORNEY AND CERTIFIED PUBLIC ACCOUNTANT FOR OPINIONS AND CONSENTS. Any expenses arise from these professional firms shall be the responsibilities of the Client or their merger Candidate. Contractor estimates these legal, audit, filings, edgarizing and other related expenses shall be approximately $100,000 to $150,000. These expenses are paid directly to the service performing parties and not to the Contractor.

     Client further acknowledges there may be additional costs and percentage of equity of Client's common stocks to acquire a spin-off merger or stock exchange company. The exact costs and percentages will be mutually approved by all parties prior to completion of such transaction.

     4. CONTROL. Contractor retains the sole and exclusive right to control or direct the manner or means by which the work described herein is to be performed. Client retains only the right to control the end product or quality of service delivered to insure its conformity with Client specifications and the provisions herein.

     5. PAYROLL OR EMPLOYMENT TAXES. No payroll, income withholding or employment taxes of any kind shall be withheld or paid by Client with respect to payments to Contractor. The taxes that are the subject of this paragraph include but are not limited o FICA, FUTA, federal personal income tax, state personal income tax, state disability insurance tax, and state unemployment insurance tax. Contractor represents and covenants that it has and will file and pay all such payroll, self employment, employment, worker's compensation, withholding and other taxes and reports as the same might be legally due and payable to all applicable state and federal authorities. The Contractor will not be treated as at, employee for state or federal tax purposes. Contractor hereby indemnities and holds harmless Client from any and all duty or obligation whatsoever relating to the payment or filing for any and all such taxes, penalties and interest, Contractor represents that its federal employer identification number is (AWl) 88-0484416 and (FAZ) ###-##-####.

     6. WORKER'S COMPENSATION. No workers compensation insurance has been or will be obtained by Client on account of Contractor or Contractor's employees. Contractor shall register and comply with all applicable workers' compensation laws in all applicable states and Contractor releases and indemnifies Client from all liability as to working conditions and the safety or possible injury of Contractor and its employees.

     7. TERMINATION. This Agreement covers and relates to services to be provided for approximately the next 90 days from the effective signing date hereof. It may be renewed on a monthly basis with the agreement of the parties. Either party may terminate this agreement by providing the other party a written 15 days notice,

     8. The parties agree that a facsimile signature shall have the same effect as an actual signature.


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     Agreed  to  he effective this 1st day of October 2004 at City of San Diego,
San  Diego  County,  California.

OZOLUTIONS, INC.                                 ALEXANDER & WADE, INC.
("CLIENT")                                       ("CONTRACTOR")



/s/ Max Weissengruber                            /s/ Francis A. Zubrowski
------------------------------                  ------------------------------
Signature                                        Signature

Max Weissengruber                                Francis A. Zubrowski
------------------------------                  ------------------------------
Printed Name                                     Printed Name

President & COO                                  CEO
------------------------------                  ------------------------------
Title                                            Title


                                                 FRANCIS A. ZUBROWSKI
                                                 ("INDIVIDUAL")



                                                 /s/ Francis A. Zubrowski
                                                 -----------------------------
                                                 Signature

                                                 Francis A. Zubrowski
                                                 -----------------------------
                                                 Printed Name


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